UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2008
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA	000-20562	98-0407194
(State or other Jurisdiction) of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
     Item 2.02 Results of Operations and Financial Condition.
     Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX. 99.1 Press Release dated February 6, 2008.

Item 2.02 Results of Operations and Financial Condition.
Today Corel Corporation issued a press release disclosing financial results for the fiscal quarter ended November 30, 2007. The text of the release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     The following exhibits are furnished with this Form 8-K:

Exhibit	Description
99.1	Press Release dated February 6, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 6, 2008
COREL CORPORATION

	By:	/s/ CHRISTOPHER DIFRANCESCO

		Name:	Christopher DiFrancesco
		Title:	Senior Vice President, Legal, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 6, 2008.